UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DELAWARE POOLED TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]          No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
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4)           Date Filed:
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Pending shareholder approval, the Delaware Pooled Trust International Equity Fund (the “Target Fund”) will be reorganized into the Mondrian International Equity Fund (the “Acquiring Fund”), a newly created series of Gallery Trust, effective at the close of business on Friday, March 11, 2016. As a result of this reorganization, the Transfer Agent, Participant Number and
CUSIP will change as follows:

	Current Information	New Information
Transfer Agent Name:	BNY Mellon Asset Servicing	Atlantic Fund Services
Participant Number:	5510	3319
Fund Name:	Delaware Pooled Trust International Equity Fund	Mondrian International Equity Fund
CUSIP:	246248306	36381Y108
Ticker:	DPIEX	DPIEX (ticker will not change)

Timeline:

Thursday, March 10, 2016 – Business as usual under the current participant number and CUSIP.

Friday, March 11, 2016

➢	The Target Fund will accept DCC&S trades for trade date 3/10/2016 under the current participant number and CUSIP. These trades will be confirmed and settled by BNY Mellon Asset Servicing.

➢
The Target Fund will not accept Fund/SERV purchase and liquidation trades for trade date 3/11/2016. All purchase and liquidation trades for trade date 3/11/2016 must be placed and settled directly with BNY Mellon Asset Servicing (outside of Fund/SERV).

o	BNYM Fax Number: 508‐599‐4000

The Target Fund will accept Networking files under the current participant number and CUSIP. These files will be processed by BNY Mellon Asset Servicing.

Saturday, March 12, 2016

➢	The Target Fund will transmit Networking files for 3/11/2016 activity and positions under the current participant number and CUSIP. These files will be transmitted by BNY Mellon Asset Servicing.

➢
BNY Mellon Asset Servicing will transmit Networking F55 activity records (transaction type 02) under the current participant number and CUSIP reflecting the tax‐free transfer of assets out of the Target Fund as‐of 3/11/2016 using a 2 digit NAV price.

Monday, March 14, 2016

➢	The Acquiring Fund will accept all DCC&S trades for trade date 3/11/2016 under the new participant number and CUSIP. These trades will be confirmed and settled by Atlantic Fund Services.

1	For broker/dealer back office use only – not for public distribution	(16190) 3/9/2016

➢	The Acquiring Fund will accept all Fund/SERV trades for trade date 3/14/2016 under the new participant number and CUSIP. These trades will be confirmed and settled by Atlantic Fund Services.

➢	The Acquiring Fund will accept Networking files under the new participant number and CUSIP. These files will be processed by Atlantic Fund Services.

➢
Atlantic Fund Services will transmit Networking F55 activity records (transaction type W0) under the new participant number and CUSIP reflecting the tax‐free transfer of assets into the Acquiring Fund as‐of 3/11/2016 using the same 2 digit NAV price.

Tuesday, March 15, 2016 – Business as usual under the new participant number and CUSIP.

Effective Monday, March 14, 2016, please direct inquiries for the Mondrian International Equity Fund to Atlantic’s dealer services department at AFATADealerServices@atlanticfundservices.com.

2	For broker/dealer back office use only – not for public distribution	(16190) 3/9/2016

2005 Market St. Philadelphia, PA 19103-7094

Delaware Pooled® Trust International Equity Portfolio (the Fund) to reorganize effective close of business March 11, 2016.

On December 11, 2015, the Board of Trustees (the “Board”) responsible for the Fund approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund with and into the Mondrian International Equity Fund (the Acquiring Fund), a series of the Gallery Trust, which will be managed by Mondrian Investment Partners Limited, the current sub-advisor of the Fund. SEI Investments Global Funds Services serves as the administrator of the Gallery Trust, and SEI Investments Distribution Co. acts as the principal underwriter for the shares of the Gallery Trust.

The Acquiring Fund’s investment objective, strategies, and policies are substantially similar to those of the Fund. Both the Fund and the Acquiring Fund seek long-term total return. The reorganization is intended to be a tax-free transaction.

It is anticipated that during the first quarter of 2016, the Fund’s shareholders will receive a proxy/prospectus providing them with information about the reorganization and the Acquiring Fund. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the reorganization.

The reorganization is expected to take place on or about March 11, 2016.

Effective March 11, 2016:
Subsequent purchases: The Fund will no longer accept subsequent purchase transactions via FundServ. Please fax subsequent purchase trades to 508 599-4000 on March 11, 2016. Be advised that same day funding is required.

Redemptions: The Fund will no longer accept redemption transactions via FundServ. Please fax redemption trades to 508 599-4000 on March 11, 2016.

DCC&S trades: DCC&S trades received the morning of March 11, 2016 for trade date March 10, 2016 will process as normal.

Effective March 14, 2016:
All FundServ and Networking activity will be processed by the Acquiring Fund. This activity includes DCC&S trades for trade date March 11, 2016. Inquiries regarding the Acquiring Fund can be directed to Atlantic’s dealer services department at AFATADealerServices@atlanticfundservices.com.

NSCC activity files: Activity files containing the “from” side transactions will be transmitted the evening of March 14, 2016 with a transaction code of 02 (direct redemption). The Acquiring Fund will provide activity files for the “to” side transactions. Please note this reorganization is a non-taxable event.

Fund identifiers are included in the table below:

From Fund Name	From CUSIP	From Symbol	From Fund NSCC Participant #	To Fund Name	To CUSIP	To Symbol	To Fund NSCC Participant #
Delaware Pooled Trust International Equity Portfolio	246248306	DPIEX	5510	Mondrian International Equity Fund	36381Y108	DPIEX (no change)	3319

For your reference, the supplement regarding the reorganization of the Fund is included on page 2 of 2.

For Broker/Dealer Back Office use only – Not for public distribution

© 2016 Delaware Management Holdings, Inc.	LTR-DPTIntEqReorg2 3/16 (16143)	Page 1 of 2

2005 Market St. Philadelphia, PA 19103-7094

DELAWARE POOLED® TRUST
The International Equity Portfolio (“Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
dated February 27, 2015

The Board of Trustees (the “Board”) responsible for the Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund with and into the Mondrian International Equity Fund (the “Acquiring Fund”), a series of the Gallery Trust, which will be managed by Mondrian Investment Partners Limited, the current sub-advisor of the Fund. SEI Investments Global Funds Services serves as the administrator of the Gallery Trust, and SEI Investments Distribution Co. acts as the principal underwriter for the shares of the Gallery Trust.

The Board has determined that it is in the best interest of the Fund and its shareholders to approve the submission of the Plan to shareholders of the Fund under which substantially all of the assets and liabilities of the Fund would be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Reorganization”). The Acquiring Fund’s investment objective, strategies, and policies are substantially similar to those of the Fund. Both the Fund and the Acquiring Fund seek long-term total return. The Reorganization is intended to be a tax-free transaction.

It is anticipated that during the first quarter of 2016, the Fund’s shareholders will receive a proxy/prospectus providing them with information about the Reorganization and the Acquiring Fund. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the Reorganization.

Once the registration statement to be filed with the Securities and Exchange Commission (“SEC”) becomes effective, please call 800-231-8002 to receive a free copy of a proxy statement/prospectus (which contains important information about fees, expenses and risk considerations) relating to the proposed reorganization. The proxy statement/prospectus will also be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy.

This Supplement is dated December 11, 2015.

Investing involves risk, including the possible loss of principal. Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by visiting delawareinvestments.com or calling 800-231-8002. Investors should read the prospectus carefully before investing.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Delaware Investments refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

For Broker/Dealer Back Office use only – Not for public distribution

© 2016 Delaware Management Holdings, Inc.	LTR-DPTIntEqReorg2 3/16 (16143)	Page 2 of 2